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                                    FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                           WORKFLOW MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

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
      DELAWARE              06-1507104
      (State of          (I.R.S. Employer
  incorporation or      Identification No.)
    organization)

 240 ROYAL PALM WAY.           33480
 PALM BEACH, FLORIDA        (Zip Code)
(Address of principal
 executive offices)
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
            TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
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    If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. / /

    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number(s) to which this form relates:
                                   333-46535
         (filed February 19, 1998) and 333-47505 (filed March 6, 1998)

       Securities to be registered pursuant to Section 12(b) of the Act:

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $.001 PAR VALUE PER SHARE
                                (Title of Class)
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ITEM 1 DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    The Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 19, 1998, as amended by Amendment No. 1 to the Registration Statement filed on May 1, 1998, Amendment No. 2 to the Registration Statement filed on May 18, 1998, and Amendment No. 3 to the Registration Statement filed on June 4, 1998 (File No. 333-46535) and the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 6, 1998, as amended by Amendment No. 1 to the Registration Statement filed on May 1, 1998, Amendment No. 2 to the Registration Statement filed on May 18, 1998, and Amendment No. 3 to the Registration Statement filed on June 4, 1998 (File No. 333-47505) (collectively referred to hereafter as the "Registration Statements"), and as each Registration Statement may be amended subsequent to the date hereof and the final prospectus included in each Registration Statement as filed pursuant to Rule 424, are hereby incorporated by reference herein.

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ITEM 2 EXHIBITS NUMBER                DESCRIPTION
                                      ---------------------------------------------------
                 1.                   Specimen of security registered hereunder.

                                      Incorporated by reference to the Exhibits filed as
                                      4.1 to the Registration Statements.

                 2.                   Documents defining rights of holders of Common
                                      Stock

                                      Incorporated by reference to the Exhibits filed as
                                      Exhibits 3.1-Certificate of Incorporation, Exhibits
                                      3.2-Certificate of Amendment to Certificate of
                                      Incorporation and Exhibits 3.3-By-Laws to the
                                      Registration Statements.
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

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
                                WORKFLOW MANAGEMENT, INC.
                                (Registrant)

                                By:           /s/ THOMAS B. D'AGOSTINO
                                     -----------------------------------------
                                             Name: Thomas B. D'Agostino
Date: June 3, 1998                         Title: Chief Executive Officer
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